GOLDMAN SACHS TRUST

Goldman Sachs Fixed Income Alternatives Funds

Class A, Class C, Institutional, Investor, Class R and Class T Shares of Goldman Sachs Strategic Macro Fund

Supplement dated February 16, 2018 to the

Prospectus and Summary Prospectus, each dated July 28, 2017, as supplemented to date

At a meeting held on December 13, 2017, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees (the “Board”) of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Goldman Sachs Strategic Macro Fund (formerly Goldman Sachs Fixed Income Macro Strategies Fund) (the “Fund”), a series of the Trust. After careful consideration of a number of factors, the Board concluded that it is advisable and in the best interest of the Fund and its shareholders to liquidate the Fund. Subsequently, at a meeting held on February 14–15, 2018, the Board of the Trust determined that it is advisable and in the best interest of the Fund and its shareholders to postpone the date of the Fund’s liquidation from February 20, 2018 to on or about March 26, 2018 (the “Liquidation Date”), pursuant to an Amended and Restated Plan of Liquidation approved by the Board. The Liquidation Date may be further changed without notice at the discretion of the Trust’s officers.

Suspension of Sales. Shares of the Fund are no longer available for purchase by new or existing shareholders of the Fund. To the extent there are any dividend or distribution payments made prior to the Liquidation Date, they will continue to be paid either in cash or in additional shares of the Fund, depending on each shareholder’s current election, as disclosed in the Prospectus.

Liquidation of Assets. After December 15, 2017, the Fund has ceased its business and may depart from its stated investment objective and policies as it prepares to liquidate and distribute its assets to shareholders. Due to redemption requests received in connection with the liquidation, the Fund stopping charging a management fee on January 11, 2018. It is anticipated that the Fund’s portfolio will be positioned into cash, cash equivalents or other liquid assets on or prior to the Liquidation Date. In connection with the liquidation, all outstanding shares of the Fund on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of the automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in-kind, as provided in the Prospectus. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemptions of shares by current shareholders between December 15, 2017 and the Liquidation Date will not be subject to any applicable contingent deferred sales charge.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

FIALT1LIQSTK 02-18